Concentration and Risk	12 Months Ended
Dec. 31, 2020
Concentration and Risk
Concentration and Risk

3.    Concentration and Risk

Concentration of customers

There are no customers from whom revenue individually represent greater than 10% of the total revenue of the Group for the years ended December 31, 2018, 2019 and 2020.

Concentration of credit risk

Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, short-term investments, accounts receivable and loans receivable included under prepayments and other current assets. As of December 31, 2018, 2019 and 2020, substantially all of the Group’s cash and cash equivalents, restricted cash and short-term investments were held by reputable financial institutions located in the PRC and Hong Kong which management believes are of high credit quality and financially sound based on public available information.

Accounts receivable are typically unsecured and are primarily derived from revenue earned from real estate developers. The risk with respect to accounts receivable is managed by credit evaluations the Group performs on its customers and its ongoing monitoring of outstanding balances.

The Group is exposed to default risk on its loans receivable. The Group assesses the allowance for credit loss related to loans receivable on a quarterly basis, either on an individual or collective basis. As of December 31, 2018, 2019 and 2020, no individual loans receivable balance accounted for over 10% of the total loans receivable.

Cash concentration

Cash and cash equivalents and restricted cash mentioned below maintained at banks consist of the following:

	As of December 31,
	2019	2020
	RMB	RMB
RMB denominated bank deposits with:
Financial Institutions in the PRC	654,946	522,904
HKD denominated bank deposits with:
Financial Institutions in the Hong Kong	—	117
U.S. dollar denominated bank deposits with:
Financial Institutions in the Hong Kong	664,478	396,926
Financial Institutions in the PRC	14,448	16,083

The bank deposits with financial institutions in the PRC are insured by the government authority for up to RMB500,000. The bank deposits with financial institutions in Hong Kong are insured by the government authority for up to HK$500,000. The Company has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in the PRC and Hong Kong.

Currency risk

The Group’s operational transactions and its assets and liabilities are primarily denominated in RMB, which is not freely convertible into foreign currencies. The value of the RMB is subject to changes in the central government policies and international economic and political developments that affect the supply and demand of RMB in the foreign exchange market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances from China in currencies other than RMB by the Group must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

Interest rate risk

The Group’s short-term bank borrowings bear interests at fixed rates. If the Group were to renew these loans upon maturity and the related banks only agree to offer variable rate for such renewal, the Group might then be subject to interest rate risk.